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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2005

                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-31797                03-0366218
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)         Identification Number)

                  45 Krupp Drive, Williston, Vermont 05495
             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (802) 860-1126


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        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Exchange
     Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 22, 2005, the Board of Directors amended the company's 1999 Employee Stock Purchase Plan (ESPP) in light of the position taken by the Financial Accounting Standards Board (FASB) in Statement No. 123(R), Share-Based Payment (FAS 123(R)). Previously, the ESPP provided for the purchase of shares of company stock by participating employees at a 15% discount from market price. Under the new FASB ruling, the 15% discount must be treated as compensation expense. However, a discount of 5% is permissible and will not be treated as compensation expense if the other conditions of FAS 123(R) are met. Accordingly, effective for ESPP offerings beginning January 1, 2006, the discount in our ESPP has been reduced to 5%. The 15% discount will remain in the offering that began July 1, 2005 and will end December 31, 2005. A copy of the amendment to the ESPP is filed with this Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On September 22, 2005, four of our current directors indicated that they will depart from the Board of Directors effective November 1, 2005, the first day of our 2006 fiscal year. They are David Preston, Chairman of the Board, and Robert Getchell, Norman Rickard and Carol Lintz. These four directors are the current members of our Audit Committee. Messrs. Preston and Getchell are the current members of our Compensation Committee, while Messrs. Preston and Rickard are two of the four current members of our Executive Committee. Because they have been with Vermont Pure for at least ten years and have attained the age of 50, Messrs. Preston, Getchell and Rickard are deemed to have chosen normal retirement under our 2004 Stock Incentive Plan, which provides for an extended (two-year) option exercise period in the case of normal retirement for any awards under the 2004 plan held by such persons. A fifth director, Beat Schlagenhauf, is expected to depart from the Board (and will also be deemed to have chosen normal retirement under the 2004 plan to the extent he holds options under that plan) at the same time. However, Mr. Schlagenhauf is recovering from an illness and has not formally given notice to us. All five of these directors are independent under applicable American Stock Exchange rules. On September 26, 2005, Timothy Fallon advised us that he will also depart from the Board effective November 1, 2005, rather than on December 31, 2005, as he earlier indicated. Mr. Fallon is a member of our Executive Committee. Mr. Fallon is eligible for, and is deemed to have taken, normal retirement for purposes of our 2004 plan.

      These departures have taken place at the request of the Baker family group, consisting of Henry E. Baker, Peter K. Baker, John B. Baker and Ross S. Rapaport (as trustee), all of whom are current directors of Vermont Pure. Peter Baker and John Baker are also the President and Executive Vice President, respectively, of the company. According to their Schedule 13D, Amendment No. 2, filed with the SEC on September 16, 2005, the Baker family group has acquired 49.7% of the issued and outstanding common stock of Vermont Pure Holdings. They have advised the outgoing directors that they intend to acquire a majority of the issued and outstanding stock of the company.
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According to their Schedule 13D filing, if the Baker family group obtains beneficial ownership of a majority of Vermont Pure's issued and outstanding shares, they intend to request that Vermont Pure declare itself a "controlled company" under the Corporate Governance Rules of the American Stock Exchange
(AMEX). A controlled company is exempted from certain rules otherwise applicable to companies whose securities are listed on AMEX, including (1) the requirement that a the company have a majority of independent directors; (2) the requirement that nominations to the company's Board of Directors be either selected or recommended by a nominating committee consisting solely of independent directors; and (3) the requirement that officers' compensation be either determined or recommended by a compensation committee consisting solely of independent directors.

      The Baker family group has advised the company that it expects that two new directors, not yet finally selected, will join the Board of Directors when the five directors listed above have departed from the Board, and that the size of the Board will then be reduced. The new directors are expected to be independent within the meaning of AMEX rules and will join Philip Davidowitz, who remains on the Board as an independent director.

      The current non-independent directors are Henry Baker, Peter Baker, John Baker, Ross Rapaport and Timothy Fallon, the outgoing CEO.

(c) On September 22, 2005, the Board of Directors appointed Peter Baker, the current President of Vermont Pure Holdings, as interim Chief Executive Officer, to serve at the pleasure of the Board. The appointment is effective November 1, 2005, when Timothy Fallon leaves the office of CEO. Information about Mr. Baker's business experience is set forth under "Directors and Officers" on pages 3-4 of our proxy statement dated March 9, 2005, which we filed with the SEC on February 28, 2005. Information about the employment agreement between Vermont Pure and Peter Baker is set forth under "Employment Agreements and Change-in-Control Arrangements" on pages 7-9 of that same proxy statement. Information about certain transactions between Vermont Pure and Peter Baker and other members of the Baker family is set forth under "Certain Transactions" on pages 22-23 of that same proxy statement. In each case, the referenced information is incorporated herein. With respect to "Certain Transactions," since the date of the proxy statement, we have paid an additional $3,600,000 in principal amount of the subordinated notes, thereby reducing the outstanding principal to the following amounts:

            Note Holder                   Principal Amount
            -----------                   ----------------
            Henry Baker                         $3,088,889
            John Baker                           4,700,000
            Peter Baker                          4,700,000
            Joan Baker                           1,511,111
            Ross Rapaport, trustee                       0

Our senior lender is now Bank of America instead of Webster Bank, as we have previously disclosed.
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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

10.01 Instrument of Amendment dated September 22, 2005 amending the Vermont Pure Holdings, Ltd. 1999 Employee Stock Purchase Plan.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Vermont Pure Holdings, Ltd.

                                           By: /s/ Bruce S. MacDonald
                                                   Bruce S. MacDonald
                                                   Chief Financial Officer

Date: September 28, 2005
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                                  EXHIBIT INDEX

Number      Title

10.1 Instrument of Amendment dated September 22, 2005 amending the Vermont Pure Holdings, Ltd. 1999 Employee Stock Purchase Plan.